INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JULY 5, 2023 TO THE PROSPECTUSES
DATED AUGUST 26, 2022, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P 500® Quality ETF (SPHQ)
(the “Fund”)

Effective immediately, the sixth paragraph in the section titled “Principal Investment Strategies” of the Fund’s Summary Prospectus and the sixth paragraph in the section titled “Summary Information – Principal Investment Strategies” of the Fund’s Statutory Prospectus is deleted and replaced with the following:

The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index.

Please Retain This Supplement For Future Reference.

P-SPHQ-SUMSTATPRO-SUP-070523